EXHIBIT 32.2
CERTIFICATION PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b) OF THE
SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Tropicana Entertainment, LLC (the “Company”) on Form 10-K for the fiscal year ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Kocienski, Chief Financial Officer of the Company, certify pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Kocienski
Robert Kocienski
Senior Vice President, Chief Financial Officer and Treasurer July 18, 2008